UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report: September 9, 2020

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, NY 10010

(Address of principle executive offices and zip code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01	Other Events.

On September 9, 2020, Registrant filed a lawsuit (the “Complaint”) in the Court of Chancery of the State of Delaware against LVMH Moët Hennessy-Louis Vuitton SE (“LVMH”) and certain of its affiliates seeking, among other things, an order of specific performance requiring LVMH to perform its obligations under the Agreement and Plan of Merger, dated as of November 24, 2019 (the “Merger Agreement”), by and among Registrant, LVMH, Breakfast Holdings Acquisition Corp. and Breakfast Acquisition Corp. (“Merger Sub”), providing for the merger of Merger Sub with and into Registrant (the “Merger”), including making all necessary antitrust filings and taking all other actions necessary to obtain the required antitrust approvals for the Merger, and a declaratory judgment that LVMH has breached its obligation under the Merger Agreement.

The Merger Agreement provided each of Registrant and LVMH with the right to terminate the Merger Agreement if the Merger was not closed on or before August 24, 2020 (the “Outside Date”), but also provided that the Outside Date could be extended unilaterally by either party to a date not beyond November 24, 2020 in the event that the required regulatory approvals had not been obtained but other conditions to the Merger had been satisfied or waived (except for those conditions that by their nature are to be satisfied at the closing). As previously announced, on August 24, 2020, Registrant delivered to LVMH a notice that Registrant thereby extended the Outside Date to November 24, 2020, in accordance with the terms of the Merger Agreement, and LVMH notified Registrant that it reserved the right to challenge the extension of the Outside Date. The Merger remains subject to regulatory clearance by the European Commission, the Japan Fair Trade Commission, the Mexican competition authority (Comisión Federal de Competencia Económica) and the Taiwan Fair Trade Commission, and the satisfaction or waiver of other customary closing conditions.

On September 8, 2020, LVMH informed Registrant that Mr. Bernard Arnault, Chairman and CEO of LVMH, received a letter from the Ministre de l’Europe et des Affaires Etrangéres dated August 31, 2020 (the “French Ministry Letter”). LVMH has not provided Registrant with a copy of the French Ministry Letter. According to a purported English translation of the French Ministry Letter provided by LVMH to Registrant, the French Ministry Letter states that LVMH “should defer the closing of the pending Tiffany transaction until January 6, 2021” in order to support France’s intention to “take measures in order to dissuade the American authorities from putting [additional customs duty on the import of certain French goods] into effect.” LVMH also advised Registrant of its intent to honor the request set forth in the French Ministry Letter by refusing to close before January 6, 2021, while also informing Registrant that LVMH’s Board of Directors has determined that LVMH would not agree to extend the Outside Date under the Merger Agreement beyond November 24, 2020, effectively stating that LVMH no longer intends to complete the Merger. LVMH also informed Registrant of LVMH’s belief that Registrant did not have the right to extend the Outside Date from August 24, 2020 to November 24, 2020, that Registrant has suffered a material adverse effect and that Registrant has not operated Registrant’s business in accordance with the Merger Agreement such that LVMH is not required to complete the Merger. LVMH did not provide Registrant with any explanation of the basis for LVMH’s assertion that Registrant has suffered a material adverse effect or breached the Merger Agreement, apart from indicating LVMH’s view that Registrant should not have paid its regular quarterly dividends in 2020.

The Complaint alleges that LVMH has engaged in a clear pattern of breaching the Merger Agreement by, among other things, delaying making regulatory filings and failing to take other steps reasonably necessary to complete the Merger in advance of the initial Outside Date and engaging in discussions with governmental authorities regarding the Merger without complying with LVMH’s obligations to, among other things, notify and consult with Registrant. In addition, the Complaint states that the French Ministry Letter does not excuse LVMH from complying with the Merger Agreement and that Registrant has not suffered a “Material Adverse Effect” (as defined in the Merger Agreement) or breached its obligations under the Merger Agreement in a manner that would provide LVMH with a basis to refuse to close the Merger. The Complaint also notes that the schedules to the Merger Agreement not only permitted, but required, Registrant to pay its regular quarterly dividends in 2020.

On September 9, 2020, Registrant issued a press release concerning the lawsuit.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, and a copy of the correspondence from LVMH enclosing the purported English translation of the French Ministry Letter is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 9, 2020.

99.2	Correspondence from LVMH with Purported English Translation of the French Ministry Letter, dated August 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements:

Certain statements in this communication including, without limitation, statements relating to the Merger and conditions to closing of the Merger, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Merger and the anticipated benefits thereof. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” “may,” “will,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the Merger may not be satisfied or the regulatory approvals required for the Merger may not be obtained, in each case, on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or affect the ability of the parties to recognize the benefits of the Merger; (iii) the effect of the announcement or pendency of the Merger on Registrant’s business relationships, operating results, and business generally; (iv) risks that the Merger disrupts Registrant’s current plans and operations and potential difficulties in Registrant’s employee retention; (v) risks that the Merger may divert management’s attention from Registrant’s ongoing business operations; (vi) potential litigation that may be instituted against Registrant or its directors or officers related to the Merger or the Merger Agreement and any adverse outcome of any such potential litigation; (vii) the amount of the costs, fees, expenses and other charges related to the Merger, including in the event of any unexpected delays; (viii) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period, or at all, which may affect Registrant’s business and the price of the common stock of Registrant; (ix) any adverse effects on Registrant by other general industry, economic, business and/or competitive factors; (x) the outbreak and geographic spread of the novel coronavirus (COVID-19) and changes in financial, business, travel and tourism, political, public health and other conditions, circumstances, requirements and practices resulting therefrom; (xi) the protest activity in the U.S.; and (xii) such other factors as are set forth in Registrant’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its most recently filed Form 10-Q for the quarter ended July 31, 2020, its Form 10-K for the fiscal year ended January 31, 2020, the definitive proxy statement on Schedule 14A, filed with the SEC on January 6, 2020, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Registrant’s financial condition, results of operations, credit rating, liquidity or stock price. In addition, there can be no assurance that the Merger will be completed, or if it is completed, that it will close in the timeframe previously anticipated, or that the expected benefits of the Merger will be realized.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Registrant does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Registrant or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

	By:	/s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary and General Counsel

Date: September 9, 2020